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                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                    ----------------------------------------
                METLIFE OF CT FUND UL FOR VARIABLE LIFE INSURANCE
              METLIFE OF CT FUND UL II FOR VARIABLE LIFE INSURANCE

                                 MARKETLIFE(SM)
                                     INVEST

                        SUPPLEMENT DATED AUGUST 21, 2008
                                     TO THE
                PROSPECTUSES DATED MAY 2, 2005, AS SUPPLEMENTED

This supplement revises certain information contained in the April 28, 2008 prospectus supplement we sent to you. You should read and retain this supplement.


1. MARKETLIFE(SM)
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   Due to a typographical error, the prospectus supplement dated April 28,
   2008 incorrectly stated that three Investment Options were available only under certain Policies. However, these three Investment Options listed below are available under all MarketLife(SM) Policies, regardless of Policy issue date.

     METROPOLITAN SERIES FUND, INC.
       Morgan Stanley EAFE(R) Index Portfolio -- Class A
       Russell 2000(R) Index Portfolio -- Class A
       MetLife Stock Index Portfolio -- Class A


2. INVEST
   ------
   Due to a typographical error, the prospectus supplement dated April 28, 2008 incorrectly stated that the MetLife Stock Index Portfolio -- Class A, a portfolio of the Metropolitan Series Fund, Inc. was available only under certain Policies. However, this Investment Option is available under all Invest Policies, regardless of Policy issue date.